Exhibit 10.1

PROPERTY OPTION AGREEMENT

THIS AGREEMENT made effective as of the 2nd day of August, 2010

BETWEEN:

Big Bear Mining Corporation, with an office at 60 E. Rio Salado Parkway, Suite 900

Tempe, Arizona 85281

(the "Optionee")

                                                                                                        OF THE FIRST PART

AND:

John Glasscock, with an address at P.O. Box 2498, Laramie WY, 82073, c/o Cowboy Exploration & Development LLC.

(the "Optionor")

OF THE SECOND PART

WHEREAS:

A.           The Optionor entered into a letter of intent with the Optionee dated July 7, 2010, (the “LOI”), pursuant to which the Optionee has the exclusive option to acquire an undivided 100% right, title and interest in and to certain mineral claims, located in Natrona County, Wyoming (the "Property") to consist of placer mineral claims totalling approximately 9,000 acres currently staked and recorded in the name of the Optionor with the United States Bureau of Land Management (the “BLM”), as more particularly set out in Schedule "A" hereto, subject only to the Royalty, on the terms and conditions hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $1.00 now paid by the Optionee to the Optionor (the receipt and sufficiency of which is hereby acknowledged), the parties agree as follows:

1.	DEFINITIONS. For the purposes of this Agreement the following words and phrases shall have the following meanings, namely:

(a)	"Commencement of Commercial Production" means:

(i)
if a mill is located on the Property, the last day of a period of 40 consecutive days in which, for not less than 30 days, the mill processed ore from the Property at 60% of its rated concentrating capacity; or

(ii)
if a mill is not located on the Property, the last day of a period of 30 consecutive days during which ore has been shipped from the Property on a reasonably regular basis for the purpose of earning revenues, but any period of time during which ore or concentrate is shipped from the Property for testing purposes, or during which milling operations are undertaken as initial tune-up, shall not be taken into account in determining the date of Commencement of Commercial Production;

(b)	"Option" means the option to acquire an undivided 100% right, title and interest in and to the Property as provided in this Agreement;

(c)	"Option Period" means the period from the date of this Agreement to and including the date of exercise or termination of the Option;

(d)
"Property" means the mineral claims located in Natrona County, Wyoming as more particularly set out in Schedule "A" hereto, including any replacement or successor claims, and all mineral/mining leases and other mining interests derived from any such claims.  Any reference herein to any mineral claim comprising the Property includes any mineral/mining leases or other interests into which such mineral claim may have been replaced or converted;

(e)
"Property Rights" means all licenses, permits, easements, rights-of-way, certificates and other approvals obtained by either of the parties either before or after the date of this Agreement and necessary for the exploration of the Property, or for the purpose of placing the Property into production or continuing production therefrom;

(f)	"Royalty" means a royalty of 2% net smelter returns (the “NSR”) payable to the Optionor, as more particularly set out in Schedule "B" hereto;

(g)
"Shares" means fully paid and non-assessable common shares in the capital of the Optionee, issued pursuant to exemptions from registration and prospectus requirements contained in the United States Securities Act of 1933 and the rules and regulations promulgated thereunder, which Shares shall contain such restrictive legends regarding applicable hold periods as required by such securities laws.

(h)	For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)"this Agreement" means this mining acquisition agreement and all Schedules attached hereto;

(ii)any reference in this Agreement to a designated "Section", "Schedule", "paragraph" or other subdivision refers to the designated section, schedule, paragraph or other subdivision of this Agreement;

(iii)the words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement;

(iv)any reference to a statute includes and, unless otherwise specified herein, is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding such statute or such regulation;

(v)any reference to "party" or "parties" means the Optionor, the Optionee or both, as the context requires;

(vi)the headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement; and

(vii)all references to currency refer to United States dollars.

(i)	The following are the Schedules to this Agreement, and are incorporated into this Agreement by reference:

Schedule "A":  Property-Legal Description and Location

Schedule “B”:  Definition of Net Smelter Returns

2.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONOR.

(a)	The Optionor represents and warrants to and covenants with the Optionee, with the knowledge that the Optionee relies upon same in entering into this Agreement, that:

(i)	no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings leading to, its dissolution or winding up or being placed into bankruptcy;

(ii)
it has all requisite power and capacity, and has duly obtained all requisite authorizations and performed all requisite acts, to enter into and perform its obligations hereunder, it has duly executed and delivered this Agreement and such constitutes a legal, valid and binding obligation of it enforceable against it in accordance with the Agreement's terms, and the entering into of this Agreement and the performance of its obligations hereunder does not and will not result in a breach of, default under or conflict with any of the terms and provisions of any of its constituting documents, any resolutions of its partners, any indenture, agreement or other instrument to which it is a party or by which it is bound or the Property may be subject, or any statute, order, judgment or other law or ruling of any competent authority;

(iii)
it is legally entitled to hold the Property and the Property Rights and will remain so entitled until and always to the extent such is required for the due transfer to the Optionee of its requisite interest in and to the Property pursuant to and upon the exercise of the Option;

(iv)
it is, and at the time of each transfer to the Optionee of an interest in and to the Property pursuant to and upon the exercise of the Option it will be, the beneficial owner of all right, title and interest in and to such transferred interest, free and clear of all liens, charges, claims, liabilities and adverse interests of any nature or kind, and no taxes or rentals are or will be due in respect of the Property;

(v)
the mineral claims comprising the Property and the mineral agreements in respect thereof have been, to the best of the Optionor's knowledge and belief after due inquiry, duly and validly located, granted, entered into and recorded, as the case may be, pursuant to the laws of the jurisdiction in which the Property is situate and are in each case in good standing with respect to all filings, fees, rentals, taxes, assessments, work commitments and other obligations and conditions on the date hereof and until the dates set opposite the respective names thereof in Schedule "A" hereto;

(vi)
there are neither any adverse claims or challenges against, or to the ownership or title to, any of the mineral claims comprising the Property or to the validity or enforceability of any of the mineral agreements in respect thereof, nor to the knowledge of the Optionor after due inquiry is there any basis therefor, and there are no outstanding agreements, options or other rights and interests to acquire or purchase the Property or any portion thereof or any interest therein, and no person has any royalty or other interest whatsoever in the production from any of the mineral claims comprising the Property or otherwise; and

(vii)
it holds all surface rights in respect of the Property which are necessary or desireable to conduct the exploration and development thereof, including but not limited to the activities contemplated in Section 6 hereof..

(b)
The representations and warranties contained in this section are provided for the exclusive benefit of the Optionee, and a breach of any one or more thereof may be waived by the Optionee in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution and performance of this Agreement and of any transfers, assignments, deeds or further documents or acts of the parties respecting the Property.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE.

(a)	The Optionee represents and warrants to and covenants with the Optionor, with the knowledge that the Optionor relies upon same in entering into this Agreement, that:

(i)
it has been duly incorporated, amalgamated or continued and validly exists as a corporation in good standing with respect to the filing of annual reports under the laws of its jurisdiction of incorporation, amalgamation or continuation;

(ii)
no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings leading to, its dissolution or winding up or being placed into bankruptcy or subject to any other laws governing the affairs of insolvent corporations;

(iii)
it has all requisite corporate power and capacity, and has duly obtained all requisite corporate authorizations and performed all requisite corporate acts, to enter into and perform its obligations hereunder, it has duly executed and delivered this Agreement and such constitutes a legal, valid and binding obligation of it enforceable against it in accordance with the Agreement's terms, and the entering into of this Agreement and the the performance of its obligations hereunder does not and will not result in a breach of, default under or conflict with any of the terms and provisions of any of its constituting documents, any resolutions of its shareholders or directors, any indenture, agreement or other instrument to which it is a party or by which it is bound or the Property may be subject, or any statute, order, judgment or other law or ruling of any competent authority applicable to it; and

(iv)	it is lawfully authorized to hold mineral claims and real property under the laws of the jurisdiction in which the Property is situate.

(b)
The representations and warranties contained in this section are provided for the exclusive benefit of the Optionor, and a breach of any one or more thereof may be waived by the Optionor in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

4.	GRANT AND EXERCISE OF OPTION.

(a)
The Optionor hereby grants to the Optionee the sole and exclusive right and option to acquire up to an undivided 100% right, title and interest in and to the Property, free and clear of all charges, encumbrances, claims, liabilities and adverse interests of any nature or kind, except for the Royalty.

(b)	The Option shall be in good standing and exercisable by the Optionee by paying the following amounts on or before the dates specified in the following schedule:

(i)	paying the Optionor $250,000 within three (3) business days of the date of this Agreement;

(ii)	within 30 days of the execution of this Agreement, issuing to the Optionor 1,000,000 Shares in the capital stock of the Optionee;

(iii)	on or before the first anniversary of the execution of this Agreement, issuing to the Optionor 1,000,000 Shares in the capital stock of the Optionee;

(iv)	on or before the second anniversary of the execution of this Agreement, issuing to the Optionor 1,000,000 Shares in the capital stock of the Optionee;

(v)	paying all property payments as they become due.

(c)	The Optionee shall use commercially reasonable efforts to incur the following annual work commitments as currently recommended and agreed to by the parties:

(i)	exploration expenditures on the Property of $800,000 on or before the first anniversary of the execution of this Agreement;

(ii)	exploration expenditures on the Property of $1,200,000 on or before the second anniversary of the execution of this Agreement; and

(iii)	exploration expenditures on the Property of $1,600,000 on or before the third anniversary of the execution of this Agreement;

In the event that the Optionee spends, in any period, more than the specified sum, the excess shall be carried forward and applied to the exploration expenditures to be incurred in the succeeding period.

(d)
The Optionor acknowledges and agrees that the Shares will be issued in accordance with all applicable securities laws and will be subject to hold periods and restrictions on resale in accordance with applicable securities laws and it is the Optionor's responsibility to determine what those hold periods and restrictions are before selling or otherwise transferring any Shares.

5.	TRANSFER OF PROPERTY.

(a)
Concurrently with the execution of this Agreement, the Optionor shall deliver to the Optionee duly executed transfers of the appropriate interest in the Property which shall be acquired by the Optionee upon exercise of the Option.

(b)
The Optionee shall be entitled to record such transfers at its own cost with the appropriate government office to effect legal transfer of such interest in the Property into the name of the Optionee, provided that the Optionee shall hold such interest in the Property subject to the terms of this Agreement, it being understood that the transfer of such legal title to the Optionee prior to the exercise of the Option is for administrative convenience only.

6.
RIGHT OF ENTRY.  Throughout the Option Period, the Optionee and its directors, officers, employees, servants, agents and independent contractors, shall have the sole and exclusive right in respect of the Property to:

(a)	enter thereon;

(b)	have exclusive and quiet possession thereof;

(c)	do such prospecting, exploration, development and other mining work thereon and thereunder as the Optionee in its sole discretion may determine advisable;

(d)	bring upon and erect upon the Property such buildings, plant, machinery and equipment as the Optionee may deem advisable; and

(e)	remove therefrom and dispose of reasonable quantities of ores, minerals and metals for the purposes of obtaining assays or making other tests.

7.	OBLIGATIONS OF THE OPTIONEE DURING OPTION PERIOD. During the Option Period, the Optionee shall:

(a)
maintain in good standing those mineral claims comprising the Property by the doing and filing of assessment work or the making of payments in lieu thereof, by the payment of taxes and rentals, and the performance of all other actions which may be necessary in that regard and in order to keep such mineral claims free and clear of all liens and other charges arising from the Optionee's activities thereon except those at the time contested in good faith by the Optionee;

(b)	duly record all exploration work carried out on the Property by the Optionee as assessment work;

(c)	following commencement of exploration activities, provide the Optionor quarterly reports on all exploration and drilling work carried out on the Property and regularly transfer exploration data;

(d)
permit the partners, employees and designated consultants of the Optionor, at their own risk and expense, access to the Property at all reasonable times, and the Optionor agrees to indemnify the Optionee against and to save it harmless from all costs, claims, liabilities and expenses that the Optionee may incur or suffer as a result of any injury (including injury causing death) to any partner, employee or designated consultant of the Optionor while on the Property;

(e)	do all work on the Property in a good and workmanlike fashion and in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority;

(f)
indemnify and save the Optionor harmless in respect of any and all costs, claims, liabilities and expenses arising out of the Optionee's activities on the Property, but the Optionee shall incur no obligation hereunder in respect of any such costs, claims. liabilities and expenses arising or damages suffered after termination of the Option if upon termination of the Option any workings on or improvements to the Property made by the Optionee are left in a safe condition and in full compliance with requirements of all environmental laws and regulations;

(g)	permit the Optionor, at its own expense, reasonable access to the results of the work done on the Property during the last completed calendar year;

(h)
deliver to the Optionor, forthwith upon receipt thereof, copies of all reports, maps, assay results and other technical data compiled by or prepared at the direction of the Optionee with respect to the Property.

The Optionor acknowledges and agrees that all technical and other information concerning the Property provided by the Optionee to it, directly or indirectly, shall be treated as confidential information, and it shall not copy, transmit or otherwise disclose, disseminate or use such information, including but not limited to use in violation of insider trading and other provisions of applicable securities laws, without the express written consent of the Optionee.

8.	TERMINATION OF OPTION.

(a)	The Option shall terminate:

(i)	subject to paragraph 16 hereof, upon the Optionee failing to make any payment or issuance of Shares which must be made or issued in exercise of the Option;

(ii)	subject to paragraph 16 hereof, upon the Optionee failing to remedy a default as provided therein; or

(iii)
at any other time, by the Optionee giving a minimum of sixty (60) days notice of such termination to the Optionor.  In the event that the Optionee provides such notice less than sixty (60) days prior to September 1st of any year, the Optionee shall pay all claim maintenance fees and lease payments for such year.

(b)	If the Option is terminated otherwise than upon the exercise thereof, the Optionee shall:

(i)
leave in good standing, for a period of at least 12 months from the termination of the Option Period, those mineral claims comprising the Property, to the extent allowable by the laws of the jurisdiction in which the Property is situate;

(ii)
deliver or make available at no cost to the Optionor, within 90 days of such termination, all drill core, copies of all reports, maps, assay results and other relevant technical data compiled by, prepared at the direction of, or in the possession of the Optionee with respect to the Property and not theretofore furnished or made available to the Optionor;

(iii)
reclaim the Property in accordance with the requirements of all applicable environmental laws and regulations, but only to the extent that such requirements result from the Optionee's activities on the Property hereunder.

(c)
If the Option is terminated otherwise than upon the exercise thereof, the Optionee shall have the right, within a period of 180 days following the end of the Option Period, to remove from the Property all buildings, plant, equipment, machinery, tools, appliances and supplies which have been brought upon the Property by or on behalf of the Optionee, and any such property not removed within such 180 day period shall thereafter become the property of the Optionor.

9.	ROYALTY.

(a)
Upon the Commencement of Commercial Production, the Optionee shall pay to the Optionor the NSR Royalty, being equal to 2% of Net Smelter Returns, on the terms and conditions as set out in this paragraph and in Schedule "B" hereto.

(b)
Installments of the NSR Royalty payable shall be paid by the Optionee to the Optionor immediately upon the receipt by the Optionee of the payment from the smelter, refinery or other place of treatment of the proceeds of sale of the minerals, ore, concentrates or other product from the Property.

(c)
Within 120 days after the end of each fiscal year, commencing with the year in which Commencement of Commercial Production occurs, the accounts of the Optionee relating to operations on the Property and the statement of operations, which shall include the statement of calculation of NSR Royalty for the year last completed, shall be audited by the auditors of the Optionee at its expense.  The Optionor shall have 45 days after receipt of such statements to question the accuracy thereof in writing and, failing such objection, the statements shall be deemed to be correct and unimpeachable thereafter.

(d)
If such audited financial statements disclose any overpayment of NSR Royalty by the Optionee during the fiscal year, the amount of the overpayment shall be deducted from future installments of NSR Royalty payable.

(e)	If such audited financial statements disclose any underpayment of NSR Royalty by the Optionee during the year, the amount thereof shall be paid to the Optionor forthwith after determination thereof.

(f)
The Optionee agrees to maintain for each mining operation on the Property, up-to-date and complete records relating to the production and sale of minerals, ore, bullion and other product from the Property, including accounts, records, statements and returns relating to treatment and smelting arrangements of such product, and the Optionor or its agents shall have the right at all reasonable times, including for a period of 12 months following the expiration or termination of this Agreement, to inspect such records, statements and returns and make copies thereof at its own expense for the purpose of verifying the amount of NSR Royalty payments to be made by the Optionee to the Optionor pursuant hereto.  The Optionor shall have the right to have such accounts audited by independent auditors at its own expense once each fiscal year.

(g)	The Optionee can acquire up to one percent, (1% or one-half of the total 2% ) of the NSR Royalty from the Optionor for $1,000,000.

10.
POWER TO CHARGE PROPERTY.  The Optionor shall not grant or permit to exist any liens, charges or mortgages (collectively referred to as an "encumbrance") upon the property or any portion thereof.  At any time after the Optionee has exercised the Option, in whole or in part, the Optionee may grant encumbrances upon the Property or any portion thereof, upon any mill or other fixed assets located thereon, and upon any or all of the tangible personal property located on or used in connection with the Property, to secure financing for the development of the Property, always provided that, unless otherwise agreed to by the Optionor, it shall be a term of each encumbrance that the encumbrancee or other person acquiring title to the Property upon enforcement of the encumbrance shall hold the same subject to the Royalty as if the encumbrancee or such other person had executed this Agreement.

11.
TRANSFERS.  The Optionee may at any time either during the Option Period or thereafter, sell, transfer or otherwise dispose of all or any portion of its interest in and to the Property and this Agreement provided that any purchaser, transferee or recipient of any such interest shall have first delivered to the Optionor a written agreement to be bound by the terms of this Agreement.

12.
SURRENDER OF PROPERTY INTERESTS PRIOR TO TERMINATION OF AGREEMENT.  The Optionee may at any time during the Option Period elect to abandon any one or more of the mineral claims comprised in the Property by giving notice to the Optionor of such intention.  Any claims so abandoned shall be in good standing under the laws of the jurisdiction in which they are situate for at least 12 months from the date of abandonment.  Upon any such abandonment, the mineral claims so abandoned shall for all purposes of this Agreement cease to form part of the Property and, if title to such claims has been transferred to the Optionee, the Optionee shall retransfer such title to the Optionor at the Optionee's expense.

13.	FORCE MAJEURE.

(a)
If the Optionee is at any time either during the Option Period or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, lock-outs, labour shortages, power shortages, fuel shortages, fires, wars, acts of God, governmental regulations restricting normal operations, shipping delays or any other reason or reasons, other than lack of funds, beyond the control of the Optionee, the time limited for the performance by the Optionee of its obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay, but nothing herein shall discharge the Optionee from its obligations hereunder to maintain the Property in good standing;

(b)
The Optionee shall give prompt notice to the Optionor of each event of force majeure and upon cessation of such event shall furnish to the Optionor with notice to that effect together with particulars of the number of days by which the obligations of the Optionee hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

(c)
After the Commencement of Commercial Production, the Optionee shall work, mine and operate the Property during such time or times as the Optionee in its sole judgment considers such operations to be profitable. The Optionee may suspend or curtail operations, both before and after Commencement of Commercial Production, during periods when the products derived from the Property cannot be profitably sold at prevailing prices or if an unreasonable inventory thereof, in the Optionee's sole judgment, has accumulated or would otherwise accumulate.

14.
CONFIDENTIAL INFORMATION.  No information furnished by the Optionee to the Optionor hereunder in respect of the activities carried out on the Property by the Optionee, or related to the sale of minerals, ore, bullion or other product derived from the Property, shall be published or disclosed by the Optionor without the prior written consent of the Optionee, but such consent in respect of the reporting of factual data shall not be unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws, regulations or policies.

15.	ARBITRATION.

(a)	All questions or matters in dispute under this Agreement shall be submitted to arbitration pursuant to the terms hereof.

(b)
It shall be a condition precedent to the right of any party to submit any matter to arbitration pursuant to the provisions hereof, that any party intending to refer any matter to arbitration shall have given not less than 10 days' prior notice of its intention to do so to the other party, together with particulars of the matter in dispute.  On the expiration of such 10 days, the party who gave such notice may proceed to refer the dispute to arbitration as provided in paragraph (c).

(c)
The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within 15 days after receiving such notice, either consent to the appointment of such arbitrator which shall then carry out the arbitration or appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 30 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for. If the other party shall fail to appoint an arbitrator within 15 days after receiving notice of the appointment of the first arbitrator, the first arbitrator shall be the only arbitrator.  If the two arbitrators appointed by the parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the Commercial Arbitration Act of British Columbia.  Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Act.  The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Act or this section.  After hearing any evidence and representations that the parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties.  The expense of the arbitration shall be paid as specified in the award.

(d)	The parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

16.	DEFAULT. If at any time during the Option Period, the Optionee is in default of any material provision in this Agreement, the Optionor may terminate this Agreement, but only if:

(a)	it shall have first given to the Optionee a notice of default containing particulars of the obligation which the Optionee has not performed, or the warranty breached; and

(b)
the Optionee has not, within 60 days following delivery of such notice of default, cured such default or commenced proceedings to cure such default by appropriate payment or performance, the Optionee hereby agreeing that should it so commence to cure any default it will prosecute the same to completion without undue delay.

Should the Optionee fail to comply with the provision of subparagraph (b), the Optionor may thereafter terminate this Agreement by giving notice thereof to the Optionee, always provided that the default in question has not been cured or substantially cured at the time of the Optionee giving such notice of termination.

17.
NOTICES.  Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered or telecopied to such party at the address for such party specified above.  The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered or, if given by telecopier (with electronic confirmed receipt), shall be deemed conclusively to be the next business day.  Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

18.	GENERAL.

(a)	This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

(b)
No consent or waiver expressed or implied by either party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach or default.

(c)
The parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance and do such further and other acts which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interest from time to time of the parties in the Property.

(d)	This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

(e)	This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

(f)	Time shall be of the essence in this Agreement.

(g)	Wherever the neuter and singular is used in this Agreement it shall be deemed to include the plural, masculine and feminine, as the case may be.

19.	AREA OF MUTUAL INTEREST.

(a)
The parties hereby agree that each and every mineral claim (including internal fractions) or interest therein which they may stake or otherwise acquire during the currency of this Agreement and which lies in whole or in part within one mile from the outside perimeter of the Property, or which is contiguous to such claims which are otherwise within this area of mutual interest, shall at the option of the other party form a part of the Property.  Any party shall, upon acquisition of any such additional claims or interests, forthwith give notice to the other party of same and thereafter the other party shall have thirty days from the date on which the Option is fully exercised within which to give notice of its desire to have such additional claims or interests form part of the Property and to pay to the other party their proportionate share of acquisition costs.  The other party shall be responsible to pay its proportionate share of costs of acquiring the additional claims or interests in accordance with its interest in the Property.  All title to such additional claims or interests shall be held subject to the terms of this Agreement.

(b)	Paragraph (a) shall cease to operate if and when the Optionee loses its right to exercise the Option in full.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED AND DELIVERED BY
Big Bear Mining Corporation
Steve Rix, President & CEO

Per:
Authorized Signatory

SIGNED AND DELIVERED BY
John Glasscock

Per:
Authorized Signatory

SCHEDULE "A"
Property-Legal Description and Location

	Rattlesnake Hills - John Glasscock
	Updated 5/11/10 by Erica
	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
1	WMC297429	BD-1	Natrona	1/7/2009	1/7/2009	858578	1/13/2009	Glasscock, John W.	06 0310N 0880W 004	SE
2	WMC297430	BD-2	Natrona	1/7/2009	1/7/2009	858579	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-2		1/7/2009					06 0310N 0880W 004	SE
3	WMC297431	BD-3	Natrona	1/7/2009	1/7/2009	858580	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-3		1/7/2009					06 0310N 0880W 004	SE
		BD-3		1/7/2009					06 0310N 0880W 009	NE
		BD-3		1/7/2009					06 0310N 0880W 010	NW
4	WMC297432	BD-4	Natrona	1/7/2009	1/7/2009	858581	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
5	WMC297433	BD-5	Natrona	1/7/2009	1/7/2009	858582	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-5		1/7/2009					06 0310N 0880W 010	NW
6	WMC297434	BD-6	Natrona	1/7/2009	1/7/2009	858583	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
7	WMC297435	BD-7	Natrona	1/7/2009	1/7/2009	858584	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-7							06 0310N 0880W 010	NW
8	WMC297436	BD-8	Natrona	1/7/2009	1/7/2009	858585	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
9	WMC297437	BD-9	Natrona	1/7/2009	1/7/2009	858586	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-9							06 0310N 0880W 010	NW
10	WMC297438	BD-10	Natrona	1/7/2009	1/7/2009	858587	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
11	WMC297439	BD-11	Natrona	1/7/2009	1/7/2009	858588	1/13/2009	Glasscock, John W.	06 0310N 0880W 003	SW
		BD-11							06 0310N 0880W 010	NW
12	WMC297440	BD-12	Natrona	1/7/2009	1/7/2009	858589	1/13/2009	Glasscock, John W.	06 0310N 0880W 009	NE
		BD-12							06 0310N 0880W 010	NW
13	WMC297441	BD-13	Natrona	1/7/2009	1/7/2009	858590	1/13/2009	Glasscock, John W.	06 0310N 0880W 010	NW
14	WMC297628	BD-14	Natrona	2/24/2009	2/24/2009	861558	3/3/2009	Glasscock, John W.	06 0310N 0880W 003	NW SW
		BD-14							06 0310N 0880W 004	NE SE
15	WMC297629	BD-15	Natrona	2/24/2009	2/24/2009	861559	3/3/2009	Glasscock, John W.	06 0310N 0880W 003	NW SW
		15	BD claims

16	WMC297442	BG-1	Natrona	1/7/2009	1/7/2009	858504	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE NW
					Re-recorded:	873567	8/26/2009
17	WMC297443	BG-2	Natrona	1/7/2009	1/7/2009	858505	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE NW SW SE
18	WMC297444	BG-3	Natrona	1/7/2009	1/7/2009	858506	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE
					Re-recorded:	873566	8/26/2009
19	WMC297445	BG-4	Natrona	1/7/2009	1/7/2009	858507	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE SE
20	WMC297446	BG-5	Natrona	1/7/2009	1/7/2009	858508	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE
					Re-recorded:	873565	8/26/2009

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
21	WMC297447	BG-6	Natrona	1/7/2009	1/7/2009	858509	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE SE
22	WMC297448	BG-7	Natrona	1/7/2009	1/7/2009	858510	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE
					Re-recorded:	873564	8/26/2009
23	WMC297449	BG-8	Natrona	1/7/2009	1/7/2009	858511	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE SE
24	WMC297450	BG-9	Natrona	1/7/2009	1/7/2009	858512	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE
					Re-recorded:	873563	8/26/2009
25	WMC297451	BG-10	Natrona	1/7/2009	1/7/2009	858513	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	NE SE
26	WMC297452	BG-11	Natrona	1/7/2009	1/7/2009	858514	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NW SW
		BG-11		1/7/2009					06 0310N 0880W 006	NE SE
27	WMC297453	BG-12	Natrona	1/7/2009	1/7/2009	858515	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NW SW
28	WMC297454	BG-13	Natrona	1/7/2009	1/7/2009	858516	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NW SW
29	WMC297455	BG-14	Natrona	1/7/2009	1/7/2009	858517	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NW SW
30	WMC297456	BG-15	Natrona	1/7/2009	1/7/2009	858518	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	NE NW SW SE
31	WMC297457	BG-16	Natrona	1/7/2009	1/7/2009	858519	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	SW SE
		BG-16		1/7/2009		858520	1/13/2009		06 0310N 0880W 007	NE NW
32	WMC297458	BG-17	Natrona	1/7/2009	1/7/2009			Glasscock, John W.	06 0310N 0880W 006	SE
		BG-17		1/7/2009					06 0310N 0880W 007	NE
33	WMC297459	BG-18	Natrona	1/7/2009	1/7/2009	858521	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	SE
		BG-18		1/7/2009					06 0310N 0880W 007	NE
34	WMC297460	BG-19	Natrona	1/7/2009	1/7/2009	858522	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	SE
		BG-19		1/7/2009					06 0310N 0880W 007	NE
35	WMC297461	BG-20	Natrona	1/7/2009	1/7/2009	858523	1/13/2009	Glasscock, John W.	06 0310N 0880W 006	SE
		BG-20		1/7/2009					06 0310N 0880W 007	NE
36	WMC297462	BG-21	Natrona	1/7/2009	1/7/2009	858524	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW
		BG-21		1/7/2009					06 0310N 0880W 006	SE
		BG-21		1/7/2009					06 0310N 0880W 007	NE
		BG-21		1/7/2009					06 0310N 0880W 008	NW
37	WMC297463	BG-22	Natrona	1/7/2009	1/7/2009	858525	1/13/2009	Glasscock, John W.	06 0310N 0880W 007	NE
		BG-22		1/7/2009					06 0310N 0880W 008	NW
38	WMC297464	BG-23	Natrona	1/7/2009	1/7/2009	858526	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW
		BG-23		1/7/2009					06 0310N 0880W 008	NW
39	WMC297465	BG-24	Natrona	1/7/2009	1/7/2009	858527	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
40	WMC297466	BG-25	Natrona	1/7/2009	1/7/2009	858528	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW
		BG-25		1/7/2009					06 0310N 0880W 008	NW
41	WMC297467	BG-26	Natrona	1/7/2009	1/7/2009	858529	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW
42	WMC297468	BG-27	Natrona	1/7/2009	1/7/2009	858530	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW
		BG-27		1/7/2009					06 0310N 0880W 008	NW
43	WMC297469	BG-28	Natrona	1/7/2009	1/7/2009	858531	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW
44	WMC297470	BG-29	Natrona	1/7/2009	1/7/2009	858532	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SW SE
		BG-29		1/7/2009					06 0310N 0880W 008	NE NW
45	WMC297471	BG-30	Natrona	1/7/2009	1/7/2009	858533	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE NW
46	WMC297472	BG-31	Natrona	1/7/2009	1/7/2009	858534	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SE
		BG-31		1/7/2009					06 0310N 0880W 008	NE
47	WMC297473	BG-32	Natrona	1/7/2009	1/7/2009	858535	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE
48	WMC297474	BG-33	Natrona	1/7/2009	1/7/2009	858536	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SE
		BG-33		1/7/2009					06 0310N 0880W 008	NE
49	WMC297475	BG-34	Natrona	1/7/2009	1/7/2009	858537	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE
50	WMC297476	BG-35	Natrona	1/7/2009	1/7/2009	860275	2/11/2009	Glasscock, John W.	06 0310N 0880W 005	SE
		BG-35		1/7/2009					06 0310N 0880W 008	NE
51	WMC297477	BG-36	Natrona	1/7/2009	1/7/2009	858538	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE
52	WMC297478	BG-37	Natrona	1/7/2009	1/7/2009	858539	1/13/2009	Glasscock, John W.	06 0310N 0880W 005	SE
		BG-37		1/7/2009					06 0310N 0880W 008	NE
53	WMC297479	BG-38	Natrona	1/7/2009	1/7/2009	858540	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE
		BG-38		1/7/2009					06 0310N 0880W 009	NW
54	WMC297480	BG-39	Natrona	1/7/2009	1/7/2009	858541	1/13/2009	Glasscock, John W.	06 0310N 0880W 004	SW
		BG-39		1/7/2009					06 0310N 0880W 005	SE
55	WMC297481	BG-40	Natrona	1/7/2009	1/7/2009	858542	1/13/2009	Glasscock, John W.	06 0310N 0880W 004	SW
		BG-40		1/7/2009					06 0310N 0880W 009	NW
56	WMC297482	BG-41	Natrona	1/7/2009	1/7/2009	858543	1/13/2009	Glasscock, John W.	06 0310N 0880W 004	SW
		BG-41		1/7/2009					06 0310N 0880W 009	NW
57	WMC297483	BG-42	Natrona	1/7/2009	1/7/2009	858544	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW SW
58	WMC297484	BG-43	Natrona	1/7/2009	1/7/2009	858545	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW SW
59	WMC297485	BG-44	Natrona	1/7/2009	1/7/2009	858546	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NW SW
60	WMC297486	BG-45	Natrona	1/7/2009	1/7/2009	858547	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE NW SW SE

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
61	WMC297487	BG-46	Natrona	1/7/2009	1/7/2009	858548	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE SE
62	WMC297488	BG-47	Natrona	1/7/2009	1/7/2009	858549	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE SE
63	WMC297489	BG-48	Natrona	1/7/2009	1/7/2009	858550	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE SE
64	WMC297490	BG-49	Natrona	1/7/2009	1/7/2009	858551	1/13/2009	Glasscock, John W.	06 0310N 0880W 008	NE SE
		BG-49							06 0310N 0880W 009	NW SW
65	WMC297491	BG-50	Natrona	1/7/2009	1/7/2009	858552	1/13/2009	Glasscock, John W.	06 0310N 0880W 009	NW SW
66	WMC297492	BG-51	Natrona	1/7/2009	1/7/2009	858553	1/13/2009	Glasscock, John W.	06 0310N 0880W 009	NW SW
67	WMC297630	BG-52	Natrona	2/24/2009	2/24/2009	861564	3/3/2009	Glasscock, John W.	06 0310N 0880W 009	NW SW
68	WMC297631	BG-53	Natrona	2/24/2009	2/24/2009	861565	3/3/2009	Glasscock, John W.	06 0310N 0880W 009	SW
69	WMC297632	BG-54	Natrona	2/24/2009	2/24/2009	861566	3/3/2009	Glasscock, John W.	06 0310N 0880W 009	SW
70	WMC297633	BG-55	Natrona	2/24/2009	2/24/2009	861567	3/3/2009	Glasscock, John W.	06 0310N 0880W 009	SW
71	WMC297634	BG-56	Natrona	2/24/2009	2/24/2009	861568	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SE
		BG-56							06 0310N 0880W 009	SW
72	WMC297635	BG-57	Natrona	2/24/2009	2/24/2009	861569	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SE
73	WMC297636	BG-58	Natrona	2/24/2009	2/24/2009	861570	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SE
74	WMC297637	BG-59	Natrona	2/24/2009	2/24/2009	861571	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SE
75	WMC297638	BG-60	Natrona	2/24/2009	2/24/2009	861572	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SW SE
76	WMC297639	BG-61	Natrona	2/24/2009	2/24/2009	861573	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SW
77	WMC297640	BG-62	Natrona	2/24/2009	2/24/2009	861574	3/3/2009	Glasscock, John W.	06 0310N 0880W 008	SW
78	WMC297641	BG-63	Natrona	2/24/2009	2/24/2009	861575	3/3/2009	Glasscock, John W.	06 0310N 0880W 005	NW
		BG-63		2/24/2009					06 0310N 0880W 006	NE
					Re-recorded:	873562	8/26/2009
79	WMC297642	BG-64	Natrona	2/24/2009	2/24/2009	861576	3/3/2009	Glasscock, John W.	06 0310N 0880W 005	NW
					Re-recorded:	873561	8/26/2009
80	WMC297643	BG-65	Natrona	2/24/2009	2/24/2009	861577	3/3/2009	Glasscock, John W.	06 0310N 0880W 005	NE SE
81	WMC297644	BG-66	Natrona	2/24/2009	2/24/2009	861578	3/3/2009	Glasscock, John W.	06 0310N 0880W 005	NE SE
		66	BG claims

82	WMC297645	BM-1	Natrona	2/24/2009	2/24/2009	861500	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	NW
83	WMC297646	BM-2	Natrona	2/24/2009	2/24/2009	862263	3/13/2009	Glasscock, John W.	06 0320N 0880W 015	NE NW
84	WMC297647	BM-3	Natrona	2/24/2009	2/24/2009	861501	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	NW SW
85	WMC297648	BM-4	Natrona	2/24/2009	2/24/2009	861502	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	NE NW SW SE

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
86	WMC297649	BM-5	Natrona	2/24/2009	2/24/2009	861503	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW
87	WMC297650	BM-6	Natrona	2/24/2009	2/24/2009	861504	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW SE
88	WMC297651	BM-7	Natrona	2/24/2009	2/24/2009	861505	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW
89	WMC297652	BM-8	Natrona	2/24/2009	2/24/2009	861506	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW SE
90	WMC297653	BM-9	Natrona	2/24/2009	2/24/2009	861507	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW SE
91	WMC297654	BM-10	Natrona	2/24/2009	2/24/2009	861508	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SW SE
92	WMC297655	BM-11	Natrona	2/24/2009	2/24/2009	861509	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	SE
93	WMC297656	BM-12	Natrona	2/24/2009	2/24/2009	861510	3/3/2009	Glasscock, John W.	06 0320N 0880W 015	NE SE
		12	BM claims

94	WMC297657	DC-1	Natrona	2/24/2009	2/24/2009	861511	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW
95	WMC297658	DC-2	Natrona	2/24/2009	2/24/2009	861512	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NE NW
96	WMC297659	DC-3	Natrona	2/24/2009	2/24/2009	861513	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NE NW
97	WMC297660	DC-4	Natrona	2/24/2009	2/24/2009	861514	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW SW
98	WMC297661	DC-5	Natrona	2/24/2009	2/24/2009	861515	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW SW
99	WMC297662	DC-6	Natrona	2/24/2009	2/24/2009	861516	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW SW
100	WMC297663	DC-7	Natrona	2/24/2009	2/24/2009	861517	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NW SW
101	WMC297664	DC-8	Natrona	2/24/2009	2/24/2009	861518	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	NE SE
		DC-8		2/24/2009					06 0320N 0880W 012	NW SW
102	WMC297665	DC-9	Natrona	2/24/2009	2/24/2009	861519	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE
					Re-recorded:	873551	8/26/2009
103	WMC297666	DC-10	Natrona	2/24/2009	2/24/2009	861520	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SW
		DC-10		2/24/2009					06 0320N 0880W 014	NW
104	WMC297667	DC-11	Natrona	2/24/2009	2/24/2009	861521	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NW
105	WMC297668	DC-12	Natrona	2/24/2009	2/24/2009	861522	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SW
		DC-12		2/24/2009					06 0320N 0880W 014	NW
106	WMC297669	DC-13	Natrona	2/24/2009	2/24/2009	861523	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NW
107	WMC297670	DC-14	Natrona	2/24/2009	2/24/2009	861524	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SW
		DC-14		2/24/2009					06 0320N 0880W 014	NW
108	WMC297671	DC-15	Natrona	2/24/2009	2/24/2009	861525	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NW
109	WMC297672	DC-16	Natrona	2/24/2009	2/24/2009	861526	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SW SE
		DC-16		2/24/2009					06 0320N 0880W 014	NE NW

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
110	WMC297673	DC-17	Natrona	2/24/2009	2/24/2009	861527	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NE NW
111	WMC297674	DC-18	Natrona	2/24/2009	2/24/2009	861528	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE
		DC-18		2/24/2009					06 0320N 0880W 014	NE
112	WMC297675	DC-19	Natrona	2/24/2009	2/24/2009	861529	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NE
113	WMC297676	DC-20	Natrona	2/24/2009	2/24/2009	861530	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE
		DC-20		2/24/2009					06 0320N 0880W 014	NE
114	WMC297677	DC-21	Natrona	2/24/2009	2/24/2009	861531	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE
		DC-21		2/24/2009					06 0320N 0880W 014	NE
115	WMC297678	DC-22	Natrona	2/24/2009	2/24/2009	861532	3/3/2009	Glasscock, John W.	06 0320N 0880W 011	SE
		DC-22		2/24/2009					06 0320N 0880W 012	SW
		DC-22		2/24/2009					06 0320N 0880W 013	NW
		DC-22		2/24/2009					06 0320N 0880W 014	NE
116	WMC297679	DC-23	Natrona	2/24/2009	2/24/2009	861533	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SW
		DC-23		2/24/2009					06 0320N 0880W 013	NW
117	WMC297680	DC-24	Natrona	2/24/2009	2/24/2009	861534	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SW
		DC-24		2/24/2009					06 0320N 0880W 013	NW
118	WMC297681	DC-25	Natrona	2/24/2009	2/24/2009	861535	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NW SW
119	WMC297682	DC-26	Natrona	2/24/2009	2/24/2009	861536	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NE NW SW SE
					Re-recorded:	873550	8/26/2009
120	WMC297683	DC-27	Natrona	2/24/2009	2/24/2009	861537	3/3/2009	Glasscock, John W.	06 0320N 0880W 014	NE
121	WMC297685	DC-29	Natrona	2/24/2009	2/24/2009	861539	3/3/2009	Glasscock, John W.	06 0320N 0880W 013	NW
		DC-29		2/24/2009					06 0320N 0880W 014	NE
122	WMC297687	DC-31	Natrona	2/24/2009	2/24/2009	861541	3/3/2009	Glasscock, John W.	06 0320N 0880W 013	NW
					Re-recorded:	873549	8/26/2009
123	WMC297688	DC-32	Natrona	2/24/2009	2/24/2009	861542	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	NE NW SW SE
124	WMC297689	DC-33	Natrona	2/24/2009	2/24/2009	861543	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SW SE
		DC-33		2/24/2009					06 0320N 0880W 013	NE
					Re-recorded:	873548	8/26/2009
125	WMC297690	DC-34	Natrona	2/24/2009	2/24/2009	861544	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SE
126	WMC297691	DC-35	Natrona	2/24/2009	2/24/2009	861545	3/3/2009	Glasscock, John W.	06 0320N 0880W 012	SE
		DC-35		2/24/2009					06 0320N 0880W 013	NE
					Re-recorded:	873547	8/26/2009

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
127	WMC297692	DC-36	Natrona	2/24/2009	2/24/2009	861546	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	SW
		DC-36		2/24/2009					06 0320N 0870W 018	NW
		DC-36		2/24/2009					06 0320N 0880W 012	SE
		DC-36		2/24/2009					06 0320N 0880W 013	NE
					Re-recorded:	873546	8/26/2009
		34	DC claims

128	WMC298375	GP 1	Natrona	7/20/2009	7/20/2009	871267	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE
129	WMC298376	GP 2	Natrona	7/20/2009	7/20/2009	871268	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE SE
130	WMC298377	GP 3	Natrona	7/20/2009	7/20/2009	871269	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE
131	WMC298378	GP 4	Natrona	9/1/2009	9/1/2009	874552	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	NE SE
132	WMC298379	GP 5	Natrona	7/20/2009	7/20/2009	871270	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE
133	WMC298380	GP 6	Natrona	9/1/2009	9/1/2009	874553	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	NE SE
134	WMC298381	GP 7	Natrona	7/20/2009	7/20/2009	871271	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE
135	WMC298382	GP 8	Natrona	9/1/2009	9/1/2009	874554	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	NE SE
136	WMC298383	GP 9	Natrona	7/20/2009	7/20/2009	871272	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE NW
137	WMC298384	GP 10	Natrona	7/20/2009	7/20/2009	871273	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NE NW SW SE
138	WMC298385	GP 11	Natrona	7/20/2009	7/20/2009	871274	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NW
139	WMC298386	GP 12	Natrona	7/20/2009	7/20/2009	871275	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NW SW
140	WMC298387	GP 13	Natrona	7/20/2009	7/20/2009	871276	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NW SW
141	WMC298388	GP 14	Natrona	7/20/2009	7/20/2009	871277	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	NW SW
142	WMC298389	GP 15	Natrona	7/20/2009	7/20/2009	871278	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SW
143	WMC298390	GP 16	Natrona	7/20/2009	7/20/2009	871279	7/23/2009	Glasscock, John W.	06 0320N 0870W 032	NE
		GP 16		7/20/2009					06 0330N 0870W 033	SW
144	WMC298391	GP 17	Natrona	7/20/2009	7/20/2009	871280	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SW
145	WMC298392	GP 18	Natrona	7/20/2009	7/20/2009	871281	7/23/2009	Glasscock, John W.	06 0320N 0870W 005	NE
		GP 18		7/20/2009					06 0330N 0870W 033	SW
146	WMC298393	GP 19	Natrona	7/20/2009	7/20/2009	871282	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SW
147	WMC298394	GP 20	Natrona	7/20/2009	7/20/2009	871283	7/23/2009	Glasscock, John W.	06 0320N 0870W 005	NE
		GP 20		7/20/2009					06 0330N 0870W 033	SW
148	WMC298395	GP 21	Natrona	7/20/2009	7/20/2009	871284	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SW SE
149	WMC298396	GP 22	Natrona	7/20/2009	7/20/2009	871285	7/23/2009	Glasscock, John W.	06 0320N 0870W 005	NE

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
		GP 22		7/20/2009					06 0330N 0870W 033	SW SE
150	WMC298397	GP 23	Natrona	9/1/2009	9/1/2009	874555	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	SE
151	WMC298398	GP 24	Natrona	9/1/2009	9/1/2009	874556	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	SE
152	WMC298399	GP 25	Natrona	9/1/2009	9/1/2009	874557	9/4/2009	Glasscock, John W.	06 0330N 0870W 033	SE
153	WMC298400	GP 26	Natrona	7/20/2009	7/20/2009	871286	7/23/2009	Glasscock, John W.	06 0330N 0870W 033	SE
154	WMC300484	GP 27	Natrona	11/30/2009	11/30/2009	882769	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	NE
155	WMC300485	GP 28	Natrona	11/30/2009	11/30/2009	882768	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	NE
		28	GP claims

156	WMC298569	GRN 1	Natrona	8/4/2009	8/4/2009	875339	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
157	WMC298570	GRN 2	Natrona	8/4/2009	8/4/2009	875343	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE SE
158	WMC298571	GRN 3	Natrona	8/4/2009	8/4/2009	875344	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SE
159	WMC298572	GRN 4	Natrona	8/4/2009	8/4/2009	875345	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE SE
160	WMC298573	GRN 5	Natrona	8/4/2009	8/4/2009	875346	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SE
161	WMC298574	GRN 6	Natrona	8/4/2009	8/4/2009	875347	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE SE
162	WMC298575	GRN 7	Natrona	8/4/2009	8/4/2009	875348	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SE
163	WMC298576	GRN 8	Natrona	8/4/2009	8/4/2009	875349	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE SE
164	WMC298577	GRN 9	Natrona	8/4/2009	8/4/2009	875350	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW SE
165	WMC298578	GRN 10	Natrona	8/4/2009	8/4/2009	875351	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE NW SW SE
166	WMC298579	GRN 11	Natrona	8/4/2009	8/4/2009	875340	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
167	WMC298580	GRN 12	Natrona	8/4/2009	8/4/2009	875341	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW SW
168	WMC298581	GRN 13	Natrona	8/4/2009	8/4/2009	875352	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
169	WMC298582	GRN 14	Natrona	8/4/2009	8/4/2009	875353	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW SW
170	WMC298583	GRN 15	Natrona	8/4/2009	8/4/2009	875354	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
171	WMC298584	GRN 16	Natrona	8/4/2009	8/4/2009	875355	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW SW
172	WMC298585	GRN 17	Natrona	8/4/2009	8/4/2009	875356	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	SW
173	WMC298586	GRN 18	Natrona	8/4/2009	8/4/2009	875357	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW SW
174	WMC298587	GRN 19	Natrona	8/4/2009	8/4/2009	875358	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SE
175	WMC298588	GRN 20	Natrona	8/4/2009	8/4/2009	875359	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE SE
176	WMC298589	GRN 21	Natrona	8/4/2009	8/4/2009	875342	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SE
177	WMC298590	GRN 22	Natrona	8/4/2009	8/4/2009	875360	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE SE
178	WMC298591	GRN 23	Natrona	8/4/2009	8/4/2009	875361	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SE

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
179	WMC298592	GRN 24	Natrona	8/4/2009	8/4/2009	875362	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE SE
180	WMC298593	GRN 25	Natrona	8/4/2009	8/4/2009	875363	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SE
181	WMC298594	GRN 26	Natrona	8/4/2009	8/4/2009	875364	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE SE
182	WMC298595	GRN 27	Natrona	8/4/2009	8/4/2009	875365	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	SW SE
183	WMC298596	GRN 28	Natrona	8/4/2009	8/4/2009	875366	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE NW SW SE
184	WMC298597	GRN 29	Natrona	8/5/2009	8/5/2009	875367	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE
185	WMC298598	GRN 30	Natrona	8/5/2009	8/5/2009	875368	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE
186	WMC298599	GRN 31	Natrona	8/5/2009	8/5/2009	875369	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE
187	WMC298600	GRN 32	Natrona	8/5/2009	8/5/2009	875370	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE
188	WMC298601	GRN 33	Natrona	8/5/2009	8/5/2009	875371	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NE NW
189	WMC298602	GRN 34	Natrona	8/5/2009	8/5/2009	875372	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW
190	WMC298603	GRN 35	Natrona	8/5/2009	8/5/2009	875373	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW
191	WMC298604	GRN 36	Natrona	8/5/2009	8/5/2009	875374	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW
192	WMC298605	GRN 37	Natrona	8/5/2009	8/5/2009	875375	9/18/2009	Glasscock, John W.	06 0320N 0880W 017	NW
193	WMC298606	GRN 38	Natrona	8/5/2009	8/5/2009	875376	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE
194	WMC298607	GRN 39	Natrona	8/5/2009	8/5/2009	875377	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE
195	WMC298608	GRN 40	Natrona	8/5/2009	8/5/2009	875378	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE
196	WMC298609	GRN 41	Natrona	8/5/2009	8/5/2009	875379	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE
197	WMC298610	GRN 42	Natrona	8/5/2009	8/5/2009	875380	9/18/2009	Glasscock, John W.	06 0320N 0880W 018	NE NW
198	WMC298611	GRN 43	Natrona	8/4/2009	8/4/2009	875381	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW
199	WMC298612	GRN 44	Natrona	8/4/2009	8/4/2009	875382	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE
		GRN 44		8/4/2009					06 0320N 0880W 021	NW
200	WMC298613	GRN 45	Natrona	8/4/2009	8/4/2009	875383	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW
201	WMC298614	GRN 46	Natrona	8/4/2009	8/4/2009	875384	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE
		GRN 46		8/4/2009					06 0320N 0880W 021	NW
202	WMC298615	GRN 47	Natrona	8/4/2009	8/4/2009	875385	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW
203	WMC298616	GRN 48	Natrona	8/4/2009	8/4/2009	875386	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE
		GRN 48		8/4/2009					06 0320N 0880W 021	NW
204	WMC298617	GRN 49	Natrona	8/4/2009	8/4/2009	875387	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW
205	WMC298618	GRN 50	Natrona	8/4/2009	8/4/2009	875388	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE
		GRN 50		8/4/2009					06 0320N 0880W 021	NW
206	WMC298619	GRN 51	Natrona	8/4/2009	8/4/2009	875389	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE NW SW SE

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
207	WMC298620	GRN 52	Natrona	8/4/2009	8/4/2009	875390	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NE SE
		GRN 52		8/4/2009					06 0320N 0880W 021	NW SW
208	WMC298621	GRN 53	Natrona	8/5/2009	8/5/2009	875391	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
		GRN 53		8/5/2009					06 0320N 0880W 020	NW
209	WMC298622	GRN 54	Natrona	8/5/2009	8/5/2009	875392	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NW
210	WMC298623	GRN 55	Natrona	8/5/2009	8/5/2009	875393	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
		GRN 55		8/5/2009					06 0320N 0880W 020	NW
211	WMC298624	GRN 56	Natrona	8/5/2009	8/5/2009	875394	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NW
212	WMC298625	GRN 57	Natrona	8/5/2009	8/5/2009	875395	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
		GRN 57		8/5/2009					06 0320N 0880W 020	NW
213	WMC298626	GRN 58	Natrona	8/5/2009	8/5/2009	875396	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NW
214	WMC298627	GRN 59	Natrona	8/5/2009	8/5/2009	875397	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
		GRN 59		8/5/2009					06 0320N 0880W 020	NW
215	WMC298628	GRN 60	Natrona	8/5/2009	8/5/2009	875398	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	NW
216	WMC298629	GRN 63	Natrona	8/5/2009	8/5/2009	875399	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE NW
217	WMC298630	GRN 64	Natrona	8/5/2009	8/5/2009	875400	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
218	WMC298631	GRN 65	Natrona	8/5/2009	8/5/2009	875401	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE NW
219	WMC298632	GRN 66	Natrona	8/5/2009	8/5/2009	875402	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
220	WMC298633	GRN 67	Natrona	8/5/2009	8/5/2009	875403	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE NW
221	WMC298634	GRN 68	Natrona	8/5/2009	8/5/2009	875404	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
222	WMC298635	GRN 69	Natrona	8/5/2009	8/5/2009	875405	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE NW
223	WMC298636	GRN 70	Natrona	8/5/2009	8/5/2009	875406	9/18/2009	Glasscock, John W.	06 0320N 0880W 019	NE
224	WMC298637	GRN 74	Natrona	8/10/2009	8/10/2009	875407	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	SE
		GRN 74		8/10/2009					06 0320N 0880W 021	SW
225	WMC298638	GRN 76	Natrona	8/10/2009	8/10/2009	875408	9/18/2009	Glasscock, John W.	06 0320N 0880W 020	SE
		GRN 76		8/10/2009					06 0320N 0880W 021	SW
		70	GRN claims

226	WMC298401	MD 1	Natrona	7/20/2009	7/20/2009	871288	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NW
227	WMC298402	MD 2	Natrona	7/20/2009	7/20/2009	871289	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NW
228	WMC297693	MD-3	Natrona	2/24/2009	2/24/2009	861491	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE NW
229	WMC297694	MD-4	Natrona	2/24/2009	2/24/2009	861492	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE NW SW SE

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
					Re-recorded:	873553	8/26/2009
230	WMC297695	MD-5	Natrona	2/24/2009	2/24/2009	861493	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE
231	WMC297696	MD-6	Natrona	2/24/2009	2/24/2009	861494	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE SE
					Re-recorded:	873552	8/26/2009
232	WMC297697	MD-7	Natrona	2/24/2009	2/24/2009	861495	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE SW SE
					Re-recorded:	877863	10/27/2009
						881754	1/4/2010
233	WMC297698	MD-8	Natrona	2/24/2009	2/24/2009	861496	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE SE
					Re-recorded:	877862	10/27/2009
						881753	1/4/2010
234	WMC297699	MD-9	Natrona	2/24/2009	2/24/2009	861497	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	SW SE
235	WMC297700	MD-10	Natrona	2/24/2009	2/24/2009	861498	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	SE
236	WMC297701	MD-11	Natrona	2/24/2009	2/24/2009	861499	3/3/2009	Glasscock, John W.	06 0320N 0870W 007	NE SE
237	WMC298403	MD 12	Natrona	7/20/2009	7/20/2009	871290	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NE SE
		MD 12		7/20/2009					06 0320N 0870W 008	NW SW
238	WMC298404	MD 13	Natrona	7/20/2009	7/20/2009	871291	7/24/2009	Glasscock, John W.	06 0320N 0870W 008	NW SW
239	WMC298405	MD 14	Natrona	7/20/2009	7/20/2009	871292	7/24/2009	Glasscock, John W.	06 0320N 0870W 008	SW
240	WMC298406	MD 15	Natrona	7/20/2009	7/20/2009	871293	7/24/2009	Glasscock, John W.	06 0320N 0870W 008	SW
241	WMC298407	MD 16	Natrona	7/20/2009	7/20/2009	871294	7/24/2009	Glasscock, John W.	06 0320N 0870W 008	NW SW
242	WMC298408	MD 17	Natrona	7/20/2009	7/20/2009	871295	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NE
		MD 17		7/20/2009					06 0320N 0870W 008	NW
243	WMC298409	MD 18	Natrona	7/20/2009	7/20/2009	871296	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	NW
		MD 18		7/20/2009					06 0320N 0880W 012	NE SE
244	WMC298410	MD 19	Natrona	7/20/2009	7/20/2009	871297	7/24/2009	Glasscock, John W.	06 0320N 0880W 012	SE
245	WMC298411	MD 20	Natrona	7/20/2009	7/20/2009	871298	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	SW
		MD 20		7/20/2009					06 0320N 0880W 012	SE
246	WMC298412	MD 21	Natrona	7/20/2009	7/20/2009	871299	7/24/2009	Glasscock, John W.	06 0320N 0870W 007	SW
		21	MD claims

247	WMC297702	MF-1	Natrona	2/24/2009	2/24/2009	861579	3/3/2009	Glasscock, John W.	06 0320N 0870W 006	SE
248	WMC297703	MF-2	Natrona	2/24/2009	2/24/2009	861580	3/3/2009	Glasscock, John W.	06 0320N 0870W 006	SE
249	WMC297704	MF-3	Natrona	2/24/2009	2/24/2009	861581	3/3/2009	Glasscock, John W.	06 0320N 0870W 006	SE

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
		MF-3		2/24/2009					06 0320N 0870W 007	NE
250	WMC297705	MF-4	Natrona	2/24/2009	2/24/2009	861547	3/3/2009	Glasscock, John W.	06 0320N 0870W 006	SE
		MF-4		2/24/2009					06 0320N 0870W 007	NE
251	WMC297706	MF-5	Natrona	2/24/2009	2/24/2009	861548	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW
		MF-5		2/24/2009					06 0320N 0870W 006	SE
					Re-recorded:	873554	8/26/2009
252	WMC297707	MF-6	Natrona	2/24/2009	2/24/2009	861549	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW
253	WMC297708	MF-7	Natrona	2/24/2009	2/24/2009	861550	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW
254	WMC297709	MF-8	Natrona	2/24/2009	2/24/2009	861551	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW
255	WMC297710	MF-9	Natrona	2/24/2009	2/24/2009	861552	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW SE
256	WMC297711	MF-10	Natrona	2/24/2009	2/24/2009	861553	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SE
257	WMC297712	MF-11	Natrona	2/24/2009	2/24/2009	861554	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW
		MF-11		2/24/2009					06 0320N 0870W 006	SE
258	WMC297713	MF-12	Natrona	2/24/2009	2/24/2009	861555	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW
259	WMC297714	MF-13	Natrona	2/24/2009	2/24/2009	861556	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW
		MF-13		2/24/2009					06 0320N 0870W 008	NW
260	WMC297715	MF-14	Natrona	2/24/2009	2/24/2009	861557	3/3/2009	Glasscock, John W.	06 0320N 0870W 005	SW
		MF-14		2/24/2009					06 0320N 0870W 008	NW
261	WMC300486	MF 15	Natrona	11/30/2009	11/30/2009	882764	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	SE
262	WMC300487	MF 16	Natrona	11/30/2009	11/30/2009	882767	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	SW SE
263	WMC300488	MF 17	Natrona	11/30/2009	11/30/2009	882766	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	NE SE
264	WMC300489	MF 18	Natrona	11/30/2009	11/30/2009	882865	1/21/2010	Glasscock, John W.	06 0320N 0870W 005	NE SE
		18	MF claims

265	WMC297493	QL-1	Natrona	1/7/2009	1/7/2009	858573	1/13/2009	Glasscock, John W.	06 0320N 0870W 021	SW
		QL-1		1/7/2009					06 0320N 0870W 028	NW
266	WMC297494	QL-2	Natrona	1/7/2009	1/7/2009	858574	1/13/2009	Glasscock, John W.	06 0320N 0870W 028	NW SW
267	WMC297495	QL-3	Natrona	1/7/2009	1/7/2009	858575	1/13/2009	Glasscock, John W.	06 0320N 0870W 021	SW
		QL-3		1/7/2009					06 0320N 0870W 028	NW
268	WMC297496	QL-4	Natrona	1/7/2009	1/7/2009	858576	1/13/2009	Glasscock, John W.	06 0320N 0870W 028	NW SW
269	WMC297497	QL-5	Natrona	1/7/2009	1/7/2009	858577	1/13/2009	Glasscock, John W.	06 0320N 0870W 028	NW SW
270	WMC298413	QL 6	Natrona	7/20/2009	7/20/2009	871424	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NW SW

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
271	WMC298414	QL 7	Natrona	7/20/2009	7/20/2009	871425	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NE NW SW SE
272	WMC298415	QL 8	Natrona	7/20/2009	7/20/2009	871426	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NE SE
273	WMC298416	QL 9	Natrona	7/20/2009	7/20/2009	871427	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NE SE
274	WMC298417	QL 10	Natrona	7/20/2009	7/20/2009	871428	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	SE
275	WMC298418	QL 11	Natrona	7/20/2009	7/20/2009	871429	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	NE SE
276	WMC298419	QL 12	Natrona	7/20/2009	7/20/2009	871430	7/24/2009	Glasscock, John W.	06 0320N 0870W 028	SE
277	WMC298420	QL 13	Natrona	7/20/2009	7/20/2009	871431	7/24/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW
		QL 13		7/20/2009					06 0320N 0870W 028	NE SE
278	WMC298421	QL 14	Natrona	7/20/2009	7/20/2009	871432	7/24/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		QL 14		7/20/2009					06 0320N 0870W 028	SE
279	WMC298422	QL 15	Natrona	7/20/2009	7/20/2009	871433	7/24/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW
280	WMC298423	QL 16	Natrona	7/20/2009	7/20/2009	871434	7/24/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		16	QL claims

281	WMC297498	RE-1	Natrona	1/7/2009	1/7/2009	858554	1/13/2009	Glasscock, John W.	06 0320N 0880W 029	SW
282	WMC297499	RE-2	Natrona	1/7/2009	1/7/2009	858555	1/13/2009	Glasscock, John W.	06 0320N 0880W 029	SW
283	WMC297500	RE-3	Natrona	1/7/2009	1/7/2009	858556	1/13/2009	Glasscock, John W.	06 0320N 0880W 029	SW SE
284	WMC297716	RE-4	Natrona	2/24/2009	2/24/2009	861560	3/3/2009	Glasscock, John W.	06 0320N 0880W 029	SE
285	WMC297717	RE-5	Natrona	2/24/2009	2/24/2009	861561	3/3/2009	Glasscock, John W.	06 0320N 0880W 029	SE
286	WMC297718	RE-6	Natrona	2/24/2009	2/24/2009	861562	3/3/2009	Glasscock, John W.	06 0320N 0880W 029	NW SW
					Re-recorded:	873556	8/26/2009
287	WMC297719	RE-7	Natrona	2/24/2009	2/24/2009	861563	3/3/2009	Glasscock, John W.	06 0320N 0880W 029	NE NW SW SE
					Re-recorded:	873555	8/26/2009
		7	RE claims

288	WMC298657	RH 127	Natrona	8/12/2009	8/12/2009	875409	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW SE
289	WMC298658	RH 128	Natrona	8/12/2009	8/12/2009	875410	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
290	WMC298659	RH 129	Natrona	7/24/2009	7/24/2009	875411	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
291	WMC298660	RH 130	Natrona	7/24/2009	7/24/2009	875412	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
		RH 130		7/24/2009					06 0320N 0870W 029	NE
292	WMC298661	RH 131	Natrona	7/24/2009	7/24/2009	875413	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
293	WMC298662	RH 132	Natrona	7/24/2009	7/24/2009	875414	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
		RH 132		7/24/2009					06 0320N 0870W 029	NE
294	WMC298663	RH 133	Natrona	7/24/2009	7/24/2009	875415	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SE
		RH 133		7/24/2009					06 0320N 0870W 021	SW
295	WMC298664	RH 134	Natrona	7/24/2009	7/24/2009	875416	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
296	WMC298665	RH 135	Natrona	7/24/2009	7/24/2009	875417	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
297	WMC298666	RH 137	Natrona	7/24/2009	7/24/2009	875418	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
		RH 137		7/24/2009					06 0320N 0870W 028	NW
298	WMC298667	RH 138	Natrona	7/27/2009	7/27/2009	875419	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
		RH 138		7/27/2009					06 0320N 0870W 028	NW
299	WMC298668	RH 139	Natrona	7/24/2009	7/24/2009	875420	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW
300	WMC298669	RH 140	Natrona	7/29/2009	7/29/2009	875421	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE NW
301	WMC298670	RH 141	Natrona	7/24/2009	7/24/2009	875422	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW SW
302	WMC298671	RH 142	Natrona	7/24/2009	7/24/2009	875423	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE NW SW SE
303	WMC298672	RH 143	Natrona	7/29/2009	7/29/2009	875424	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE
304	WMC298673	RH 144	Natrona	7/24/2009	7/24/2009	875425	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE SE
305	WMC298674	RH 145	Natrona	7/24/2009	7/24/2009	875426	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE SE
306	WMC298675	RH 146	Natrona	7/24/2009	7/24/2009	875427	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE
307	WMC298676	RH 147	Natrona	7/24/2009	7/24/2009	875428	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE SE
308	WMC298677	RH 148	Natrona	7/24/2009	7/24/2009	875429	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE
309	WMC298678	RH 149	Natrona	7/24/2009	7/24/2009	875430	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NE SE
310	WMC298679	RH 150	Natrona	7/27/2009	7/27/2009	875431	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
311	WMC298680	RH 151	Natrona	7/27/2009	7/27/2009	875432	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
		RH 151		7/27/2009					06 0320N 0870W 033	NW
312	WMC298681	RH 152	Natrona	7/27/2009	7/27/2009	875433	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
313	WMC298682	RH 153	Natrona	7/27/2009	7/27/2009	875434	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
		RH 153		7/27/2009					06 0320N 0870W 033	NW
314	WMC298683	RH 154	Natrona	7/30/2009	7/30/2009	875435	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	NW
315	WMC298684	RH 155	Natrona	7/27/2009	7/27/2009	875436	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
		RH 155		7/27/2009					06 0320N 0870W 033	NW
316	WMC298685	RH 156	Natrona	7/27/2009	7/27/2009	875437	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
317	WMC298686	RH 157	Natrona	7/27/2009	7/27/2009	875438	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
		RH 157		7/27/2009					06 0320N 0870W 033	NW

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
318	WMC298687	RH 158	Natrona	7/27/2009	7/27/2009	875439	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW
319	WMC298688	RH 159	Natrona	7/27/2009	7/27/2009	875440	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW SE
		RH 159		7/27/2009					06 0320N 0870W 033	NE NW
320	WMC298689	RH 160	Natrona	7/27/2009	7/27/2009	875441	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SW SE
321	WMC298690	RH 161	Natrona	7/27/2009	7/27/2009	875442	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SE
		RH 161		7/27/2009					06 0320N 0870W 033	NE
322	WMC298691	RH 162	Natrona	7/27/2009	7/27/2009	875443	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SE
323	WMC298692	RH 163	Natrona	8/12/2009	8/12/2009	875444	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW
		RH 163		8/12/2009					06 0320N 0870W 029	NW
324	WMC298693	RH 164	Natrona	8/12/2009	8/12/2009	875445	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW
		RH 164		8/12/2009					06 0320N 0870W 029	NW
325	WMC298694	RH 165	Natrona	7/30/2009	7/30/2009	875446	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW
326	WMC298695	RH 166	Natrona	7/30/2009	7/30/2009	875447	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW
327	WMC298696	RH 167	Natrona	7/30/2009	7/30/2009	875448	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW SW
328	WMC298697	RH 168	Natrona	7/30/2009	7/30/2009	875449	9/18/2009	Glasscock, John W.	06 0320N 0870W 029	NW SW
329	WMC298698	RH 169	Natrona	7/27/2009	7/27/2009	875450	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SE
		RH 169		7/27/2009					06 0320N 0870W 033	NE
330	WMC298699	RH 170	Natrona	7/27/2009	7/27/2009	875451	9/18/2009	Glasscock, John W.	06 0320N 0870W 028	SE
		RH 170		7/27/2009					06 0320N 0870W 033	NE
331	WMC298700	RH 171	Natrona	7/27/2009	7/27/2009	875452	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 171		7/27/2009					06 0320N 0870W 028	SE
		RH 171		7/27/2009					06 0320N 0870W 033	NE
		RH 171		7/27/2009					06 0320N 0870W 034	NW
332	WMC298701	RH 172	Natrona	7/27/2009	7/27/2009	875453	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 172		7/27/2009					06 0320N 0870W 034	NW
333	WMC298702	RH 173	Natrona	7/27/2009	7/27/2009	875454	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW SE
334	WMC298703	RH 174	Natrona	7/27/2009	7/27/2009	875455	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SW SE
		RH 174		7/27/2009					06 0320N 0870W 028	NE NW
335	WMC298704	RH 175	Natrona	7/27/2009	7/27/2009	875456	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
336	WMC298705	RH 176	Natrona	7/27/2009	7/27/2009	875457	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 176		7/27/2009					06 0320N 0870W 028	NE
337	WMC298706	RH 177	Natrona	7/27/2009	7/27/2009	875458	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
338	WMC298707	RH 178	Natrona	7/27/2009	7/27/2009	875459	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 178		7/27/2009					06 0320N 0870W 028	NE
339	WMC298708	RH 179	Natrona	7/27/2009	7/27/2009	875460	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
340	WMC298709	RH 180	Natrona	7/27/2009	7/27/2009	875461	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 180		7/27/2009					06 0320N 0870W 028	NE
341	WMC298710	RH 181	Natrona	7/30/2009	7/30/2009	875462	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 181		7/30/2009					06 0320N 0870W 022	SW
342	WMC298711	RH 182	Natrona	7/30/2009	7/30/2009	875463	9/18/2009	Glasscock, John W.	06 0320N 0870W 021	SE
		RH 182		7/30/2009					06 0320N 0870W 022	SW
		RH 182		7/30/2009					06 0320N 0870W 027	NW
		RH 182		7/30/2009					06 0320N 0870W 028	NE
343	WMC298712	RH 183	Natrona	7/30/2009	7/30/2009	875464	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
344	WMC298713	RH 184	Natrona	7/30/2009	7/30/2009	875465	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
		RH 184		7/30/2009					06 0320N 0870W 027	NW
345	WMC298714	RH 185	Natrona	7/30/2009	7/30/2009	875466	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
346	WMC298715	RH 186	Natrona	7/30/2009	7/30/2009	875467	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
		RH 186		7/30/2009					06 0320N 0870W 027	NW
347	WMC298716	RH 187	Natrona	7/30/2009	7/30/2009	875468	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
348	WMC298717	RH 188	Natrona	7/30/2009	7/30/2009	875469	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
		RH 188		7/30/2009					06 0320N 0870W 027	NW
349	WMC298718	RH 189	Natrona	7/30/2009	7/30/2009	875470	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
350	WMC298719	RH 190	Natrona	7/30/2009	7/30/2009	875471	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW
		RH 190		7/30/2009					06 0320N 0870W 027	NW
351	WMC298720	RH 191	Natrona	7/30/2009	7/30/2009	875472	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW SE
352	WMC298721	RH 192	Natrona	7/30/2009	7/30/2009	875473	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SW SE
		RH 192		7/30/2009					06 0320N 0870W 027	NE NW
353	WMC298722	RH 193	Natrona	7/30/2009	7/30/2009	875474	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SE
354	WMC298723	RH 194	Natrona	7/30/2009	7/30/2009	875475	9/18/2009	Glasscock, John W.	06 0320N 0870W 022	SE
		RH 194		7/30/2009					06 0320N 0870W 027	NE
355	WMC298724	RH 195	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW
356	WMC298725	RH 196	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
357	WMC298726	RH 197	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
358	WMC298727	RH 198	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
359	WMC298728	RH 199	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NW SW
360	WMC298729	RH 200	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
361	WMC298730	RH 201	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NE NW SW SE
362	WMC298731	RH 202	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW SE
363	WMC298732	RH 203	Natrona	7/30/2009	7/30/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	NE SE
364	WMC298733	RH 204	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SE
365	WMC298734	RH 205	Natrona	7/27/2009	7/27/2009	875476	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 205		7/27/2009					06 0320N 0870W 034	NW
366	WMC298735	RH 206	Natrona	7/27/2009	7/27/2009	875487	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 206		7/27/2009					06 0320N 0870W 034	NW
367	WMC298736	RH 207	Natrona	7/27/2009	7/27/2009	875488	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW
		RH 207		7/27/2009					06 0320N 0870W 034	NW
368	WMC298737	RH 208	Natrona	7/27/2009	7/27/2009	875489	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SW SE
		RH 208		7/27/2009					06 0320N 0870W 034	NE NW
369	WMC298738	RH 209	Natrona	7/27/2009	7/27/2009	875480	9/18/2009	Glasscock, John W.	06 0320N 0870W 027	SE
		RH 209		7/27/2009					06 0320N 0870W 034	NE
370	WMC298739	RH 210	Natrona	8/12/2009	8/12/2009	875491	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW
371	WMC298740	RH 211	Natrona	8/12/2009	8/12/2009	875492	9/18/2009	Glasscock, John W.	06 0320N 0870W 020	SW
		84	RH claims					Glasscock, John W.

372	WMC298639	RHW 1	Natrona	8/11/2009	8/11/2009	875321	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SE
373	WMC298640	RHW 2	Natrona	8/11/2009	8/11/2009	875322	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SE
374	WMC298641	RHW 3	Natrona	8/11/2009	8/11/2009	875323	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SE
375	WMC298642	RHW 4	Natrona	8/11/2009	8/11/2009	875324	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SE
376	WMC298643	RHW 5	Natrona	8/11/2009	8/11/2009	875325	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SW SE
377	WMC298644	RHW 6	Natrona	8/11/2009	8/11/2009	875326	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SW
378	WMC298645	RHW 7	Natrona	8/11/2009	8/11/2009	875327	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SW
379	WMC298646	RHW 8	Natrona	8/11/2009	8/11/2009	875328	9/18/2009	Glasscock, John W.	06 0320N 0880W 001	SW
380	WMC298647	RHW 56	Natrona	7/26/2009	7/26/2009	875329	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW
381	WMC298648	RHW 57	Natrona	7/26/2009	7/26/2009	875330	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW SW
382	WMC298649	RHW 58	Natrona	7/26/2009	7/26/2009	875331	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
383	WMC298650	RHW 59	Natrona	7/26/2009	7/26/2009	875332	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW SW
384	WMC298651	RHW 60	Natrona	7/26/2009	7/26/2009	875333	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW
385	WMC298652	RHW 61	Natrona	7/26/2009	7/26/2009	875334	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	NW SW
386	WMC298653	RHW 72	Natrona	7/26/2009	7/26/2009	875335	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	SW
387	WMC298654	RHW 73	Natrona	7/26/2009	7/26/2009	875336	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	SW
		RHW 73		7/26/2009					06 0320N 0880W 015	NW
388	WMC298655	RHW 74	Natrona	7/26/2009	7/26/2009	875337	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	SW
					Re-recorded:	883797	2/10/2010
389	WMC298656	RHW 75	Natrona	7/26/2009	7/26/2009	875338	9/18/2009	Glasscock, John W.	06 0320N 0880W 010	SW
		RHW 75		7/26/2009					06 0320N 0880W 015	NW
		18	RHW claims

390	WMC297720	RR-1	Natrona	2/24/2009	2/24/2009	864476	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE
391	WMC297721	RR-2	Natrona	2/24/2009	2/24/2009	864477	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE
		RR-2		2/24/2009					06 0320N 0870W 011	NW
392	WMC297722	RR-3	Natrona	2/24/2009	2/24/2009	864478	4/16/2009	Glasscock, John W.	06 0320N 0870W 011	NW
393	WMC297723	RR-4	Natrona	2/24/2009	2/24/2009	864479	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE
		RR-4		2/24/2009					06 0320N 0870W 011	NW
394	WMC297724	RR-5	Natrona	2/24/2009	2/24/2009	864480	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE
395	WMC297725	RR-6	Natrona	2/24/2009	2/24/2009	864481	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE SE
396	WMC297726	RR-7	Natrona	2/24/2009	2/24/2009	864482	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE
397	WMC297727	RR-8	Natrona	2/24/2009	2/24/2009	864483	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	NE SE
398	WMC297728	RR-9	Natrona	2/24/2009	2/24/2009	864484	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	SE
399	WMC297729	RR-10	Natrona	2/24/2009	2/24/2009	864485	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	SE
		RR-10		2/24/2009					06 0320N 0870W 015	NE
					Re-recorded:	873558	8/26/2009
400	WMC297730	RR-11	Natrona	2/24/2009	2/24/2009	864486	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	SW SE
401	WMC297731	RR-12	Natrona	2/24/2009	2/24/2009	864487	4/16/2009	Glasscock, John W.	06 0320N 0870W 010	SW SE
		RR-12		2/24/2009					06 0320N 0870W 015	NE NW
					Re-recorded:	873557	8/26/2009
		12	RR claims

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
402	WMC297501	RW-1	Natrona	1/7/2009	1/7/2009	858557	1/13/2009	Glasscock, John W.	06 0320N 0880W 025	SE
		RW-1							06 0320N 0880W 030	SW
		RW-1							06 0320N 0880W 036	NE
					Re-recorded:	873560	8/26/2009
403	WMC297502	RW-2	Natrona	1/7/2009	1/7/2009	858558	1/13/2009	Glasscock, John W.	06 0320N 0880W 025	SE
		RW-2							06 0320N 0880W 030	SW
					Re-recorded:	873559	8/26/2009
404	WMC298424	RW 3	Natrona	7/20/2009	7/20/2009	871287	7/24/2009	Glasscock, John W.	06 0320N 0880W 030	SW
		RW 3							06 0320N 0880W 031	NW
		3	RW claims
405	WMC297503	SR-1	Natrona	1/7/2009	1/7/2009	858559	1/13/2009	Glasscock, John W.	06 0320N 0860W 029	NW
406	WMC297504	SR-2	Natrona	1/7/2009	1/7/2009	858566	1/13/2009	Glasscock, John W.	06 0320N 0860W 029	NE NW
407	WMC297505	SR-3	Natrona	1/7/2009	1/7/2009	858560	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW
		SR-3		1/7/2009					06 0320N 0860W 029	NW
					Re-recorded:	873569	8/26/2009
408	WMC297506	SR-4	Natrona	1/7/2009	1/7/2009	858567	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE
		SR-4		1/7/2009					06 0320N 0860W 029	NE NW
					Re-recorded:	873568	8/26/2009
409	WMC297507	SR-5	Natrona	1/7/2009	1/7/2009	858561	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	SE
		SR-5							06 0320N 0860W 020	SW
410	WMC297508	SR-6	Natrona	1/7/2009	1/7/2009	858568	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE
411	WMC297509	SR-7	Natrona	1/7/2009	1/7/2009	858562	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	SE
		SR-7							06 0320N 0860W 020	SW
412	WMC297510	SR-8	Natrona	1/7/2009	1/7/2009	858569	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE
413	WMC297511	SR-9	Natrona	1/7/2009	1/7/2009	858563	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	SE
		SR-9							06 0320N 0860W 020	SW
414	WMC297512	SR-10	Natrona	1/7/2009	1/7/2009	858570	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE
415	WMC297513	SR-11	Natrona	1/7/2009	1/7/2009	858564	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	SE
		SR-11							06 0320N 0860W 020	SW
416	WMC297514	SR-12	Natrona	1/7/2009	1/7/2009	858571	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	SW SE
417	WMC297515	SR-13	Natrona	1/7/2009	1/7/2009	858565	1/13/2009	Glasscock, John W.	06 0320N 0860W 019	NE SE
		SR-13		1/7/2009					06 0320N 0860W 020	NW SW

	Serial #	Claim	County	Location Date	Location Date	County Reg. #	County Filing Date	Claimant	Mer, Twn, Range, Section	Subdivision
418	WMC297516	SR-14	Natrona	1/7/2009	1/7/2009	858572	1/13/2009	Glasscock, John W.	06 0320N 0860W 020	NE NW SW SE
419	WMC299343	SR 15	Natrona	9/22/2009	9/22/2009	877094	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
		SR 15							06 0320N 0860W 020	NW
420	WMC299344	SR 16	Natrona	9/22/2009	9/22/2009	877095	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE NW
421	WMC299345	SR 17	Natrona	9/22/2009	9/22/2009	877096	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
		SR 17							06 0320N 0860W 020	NW
422	WMC299346	SR 18	Natrona	9/22/2009	9/22/2009	877097	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE NW
423	WMC299347	SR 19	Natrona	9/22/2009	9/22/2009	877098	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
		SR 19							06 0320N 0860W 020	NW
424	WMC299348	SR 20	Natrona	9/22/2009	9/22/2009	877099	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE NW
425	WMC299349	SR 21	Natrona	9/22/2009	9/22/2009	877100	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	SE
426	WMC299350	SR 22	Natrona	9/22/2009	9/22/2009	877101	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	SE
427	WMC299351	SR 23	Natrona	9/22/2009	9/22/2009	877102	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	SE
428	WMC299352	SR 24	Natrona	9/22/2009	9/22/2009	877103	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	SE
429	WMC299353	SR 25	Natrona	9/22/2009	9/22/2009	877104	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE SE
430	WMC299354	SR 26	Natrona	9/22/2009	9/22/2009	877105	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
431	WMC299355	SR 27	Natrona	9/22/2009	9/22/2009	877106	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
432	WMC299356	SR 28	Natrona	9/22/2009	9/22/2009	877107	10/15/2009	Glasscock, John W.	06 0320N 0860W 019	NE
433	WMC299357	SR 29	Natrona	9/22/2009	9/22/2009	877108	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE
434	WMC299358	SR 30	Natrona	9/22/2009	9/22/2009	877109	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE
435	WMC299359	SR 31	Natrona	9/22/2009	9/22/2009	877110	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE
436	WMC299360	SR 32	Natrona	9/22/2009	9/22/2009	877111	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	NE SE
437	WMC299361	SR 33	Natrona	9/22/2009	9/22/2009	877112	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
438	WMC299362	SR 34	Natrona	9/22/2009	9/22/2009	877113	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
439	WMC299363	SR 35	Natrona	9/22/2009	9/22/2009	877114	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
440	WMC299364	SR 36	Natrona	9/22/2009	9/22/2009	877115	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
441	WMC299365	SR 37	Natrona	9/22/2009	9/22/2009	877116	10/15/2009	Glasscock, John W.	06 0320N 0860W 020	SE
		SR 37					10/15/2009		06 0320N 0860W 029	NE
442	WMC299366	SR 38	Natrona	9/22/2009	9/22/2009	877117	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE
443	WMC299367	SR 39	Natrona	9/22/2009	9/22/2009	877118	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE
444	WMC299368	SR 40	Natrona	9/22/2009	9/22/2009	877119	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE
445	WMC299369	SR 41	Natrona	9/22/2009	9/22/2009	877120	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE SE
446	WMC299370	SR 42	Natrona	9/22/2009	9/22/2009	877121	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	SE
447	WMC299371	SR 43	Natrona	9/22/2009	9/22/2009	877122	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	SE
448	WMC299372	SR 44	Natrona	9/22/2009	9/22/2009	877123	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	SW SE
449	WMC299373	SR 45	Natrona	9/22/2009	9/22/2009	877124	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	SW SE
450	WMC299374	SR 46	Natrona	9/22/2009	9/22/2009	877125	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE NW SW SE
451	WMC299375	SR 47	Natrona	9/22/2009	9/22/2009	877126	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE NW
452	WMC299376	SR 48	Natrona	9/22/2009	9/22/2009	877127	10/15/2009	Glasscock, John W.	06 0320N 0860W 029	NE NW
		48	SR claims

		452	claims	claims			48	sections

There are no liens, charges, claims or encumbrances.

SCHEDULE "B"

Definition of Net Smelter Returns

1.           For the purposes of this Agreement, the term "Net Smelter Returns" shall mean the net proceeds actually paid to the Optionee from the sale by the Optionee of minerals mined and removed from the Property, after deduction of the following:

(a)
smelting costs, treatment charges and penalties including, but not being limited to, metal losses, penalties for impurities and charges for refining, selling and handling by the smelter, refinery or other purchaser; provided, however, in the case of leaching operations or other solution mining or beneficiation techniques, where the metal being treated is precipitated or otherwise directly derived from such leach solution, all processing and recovery costs incurred by the Optionee, beyond the point at which the metal being treated is in solution, shall be considered as treatment charges;

(b)
costs of handling, transporting and insuring ores, minerals and other materials or concentrates from the Property or from a concentrator, whether situated on or off the Property, to a smelter, refinery or other place of treatment; and

(c)           ad valorem taxes and taxes based upon production, but not income taxes.

2.           In the event the Optionee commingles minerals from the Property with minerals from other properties, the Optionee shall establish procedures, in accordance with sound mining and metallurgical techniques, for determining the proportional amount of the total recoverable metal content in the commingled minerals attributable to the input from each of the properties by calculating the same on a metallurgical basis, in accordance with sampling schedules and mining efficiency experience, so that production royalties applicable to minerals produced from the Property may reasonably be determined.